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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 30, 1999



                         PROVIDENT AMERICAN CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                       0-13591                23-2214195
----------------------------      -----------------------    -------------------
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)





                2500 DeKalb Pike, Norristown, Pennsylvania 19404
                ------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
         ---

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                                EXPLANATORY NOTE

         On April 30,1999, Provident American Corporation ("Provident" or the "Company") filed a Current Report on Form 8-K to report the sale of $8.8 million of Series C Preferred Stock by its subsidiary, HealthAxis.com Inc., formerly known as Insurion Inc. ("HealthAxis") and the execution of amendments to certain agreements. The purpose of this Form 8-K/A is to file Exhibits 10.1 and 10.2, which were omitted from the initial Form 8-K and for which a confidential treatment request has been filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements.

                  None

         (b)      Exhibits.















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         The following exhibits are filed herewith:


S-K Item
Number              Description
------              -----------

10.1 Second Amendment to the Amended and Restated Interactive Marketing Agreement between HealthAxis.com, Inc. and America Online, Inc. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2.).

10.2 Second Amendment to the Promotion Agreement between HealthAxis and CNet. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2.)

10.3*               Stockholders Agreement dated November 13, 1998.


* Previously filed in Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30,1999.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PROVIDENT AMERICAN CORPORATION


Date: ___________________                     By:   /s/ Alvin H. Clemens
                                                    ----------------------------
                                                    Alvin H. Clemens
                                                    Chairman of the Board and
                                                    Chief Executive Officer




Date: ___________________                      By:  /s/ Francis L. Gillan, III
                                                    ----------------------------
                                                    Francis L. Gillan III
                                                    Chief Accounting Officer and
                                                    Treasurer








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                                  EXHIBIT INDEX
                                  -------------

S-K Item
Number              Description
------              -----------

10.1 Second Amendment to the Amended and Restated Interactive Marketing Agreement between HealthAxis.com, Inc. and America Online, Inc. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2.)

10.2 Second Amendment to the Promotion Agreement between HealthAxis and CNet. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2.)

10.3*               Stockholders Agreement dated November 13, 1998.


* Previously filed in Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30,1999.








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